Nareit REITWeek June 2 - 4, 2020

FORWARD-LOOKING STATEMENTS This presentation contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, with respect to our expectations for future periods. Forward-looking statements do not discuss historical fact, but instead include statements related to expectations, projections, intentions or other items related to the future. Such forward-looking statements include, without limitation, statements regarding the potential impact of the COVID-19 pandemic on our business, statements regarding expected operating performance and results, property stabilizations, property acquisition and disposition activity, joint venture activity, development and renovation activity and other capital expenditures, and capital raising and financing activity, as well as lease pricing, revenue and expense growth, occupancy, interest rate and other economic expectations. Words such as “expects,” “anticipates,” “intends,” “plans,” “believes,” “seeks,” “estimates,” and variations of such words and similar expressions are intended to identify such forward-looking statements. Such forward-looking statements involve known and unknown risks, uncertainties and other factors, as described below, which may cause our actual results, performance or achievements to be materially different from the results of operations, financial conditions or plans expressed or implied by such forward-looking statements. Although we believe that the assumptions underlying the forward-looking statements contained herein are reasonable, any of the assumptions could be inaccurate, and therefore such forward-looking statements included in this presentation may not prove to be accurate. In light of the significant uncertainties inherent in the forward-looking statements included herein, the inclusion of such information should not be regarded as a representation by us or any other person that the results or conditions described in such statements or our objectives and plans will be achieved. The following factors, among others, could cause our actual results, performance or achievements to differ materially from those expressed or implied in the forward-looking statements: the COVID-19 pandemic and measures taken or that may be taken by federal, state and local governmental authorities to combat the spread of the disease; inability to generate sufficient cash flows due to unfavorable economic and market conditions, changes in supply and/or demand, competition, uninsured losses, changes in tax and housing laws, or other factors; exposure, as a multifamily focused REIT, to risks inherent in investments in a single industry and sector; adverse changes in real estate markets, including, but not limited to, the extent of future demand for multifamily units in our significant markets, barriers of entry into new markets which we may seek to enter in the future, limitations on our ability to increase rental rates, competition, our ability to identify and consummate attractive acquisitions or development projects on favorable terms, our ability to consummate any planned dispositions in a timely manner on acceptable terms, and our ability to reinvest sale proceeds in a manner that generates favorable returns; failure of new acquisitions to achieve anticipated results or be efficiently integrated; failure of development communities to be completed within budget and on a timely basis, if at all, to lease-up as anticipated or to achieve anticipated results; unexpected capital needs; changes in operating costs, including real estate taxes, utilities and insurance costs; inability to obtain appropriate insurance coverage at reasonable rates, or at all, or losses from catastrophes in excess of our insurance coverage; ability to obtain financing at favorable rates, if at all, and refinance existing debt as it matures; level and volatility of interest or capitalization rates or capital market conditions; loss of hedge accounting treatment for interest rate swaps; the continuation of the good credit of our interest rate swap providers; price volatility, dislocations and liquidity disruptions in the financial markets and the resulting impact on financing; the effect of any rating agency actions on the cost and availability of new debt financing; the effect of the phase-out of the London Interbank Offered Rate, or LIBOR, as a variable rate debt benchmark by the end of 2021 and the transition to a different benchmark interest rate; significant decline in market value of real estate serving as collateral for mortgage obligations; significant change in the mortgage financing market that would cause single-family housing, either as an owned or rental product, to become a more significant competitive product; our ability to continue to satisfy complex rules in order to maintain our status as a REIT for federal income tax purposes, the ability of MAALP to satisfy the rules to maintain its status as a partnership for federal income tax purposes, the ability of our taxable REIT subsidiaries to maintain their status as such for federal income tax purposes, and our ability and the ability of our subsidiaries to operate effectively within the limitations imposed by these rules; inability to attract and retain qualified personnel; cyber liability or potential liability for breaches of our or our service providers’ information technology systems, or business operations disruptions; potential liability for environmental contamination; adverse legislative or regulatory developments; extreme weather, natural disasters, disease outbreak and public health events; legal proceedings relating to various issues, which, among other things, could result in a class action lawsuit; compliance costs associated with numerous federal, state and local laws and regulations, including those costs associated with laws requiring access for disabled persons; and other risks identified in reports we file with the Securities and Exchange Commission from time to time, including those discussed under the heading “Risk Factors” in our most recently filed Annual Report on Form 10-K. We undertake no duty to update or revise any forward-looking statements appearing in this presentation to reflect events, circumstances or changes in expectations after the date of this presentation. REGULATION G This presentation contains certain non-GAAP financial measures within the meaning of the Securities Exchange Act of 1934, as amended. Our definitions of such non-GAAP financial measures and reconciliations to the most directly comparable GAAP measures can be found in the accompanying Appendix and under the “Filings & Financials – Quarterly Results” navigation tab on the “For Investors” page of our website at www.maac.com.

MAA’s COVID-19 Response and Reopening Health and Well-Being Paramount The health and well-being of MAA’s residents, associates and all who visit MAA’s properties are our highest priority. Proactively closed leasing offices to walk-in traffic, postponed resident events and closed amenities in March. Corporate and regional associates transitioned to work from home in March. Residents MAA remains committed to provide support to residents financially impacted by COVID-19 who need help. Offered impacted residents ability to defer April and May rent for 60 days, waived late fees and interest charges, agreed to not seek eviction or report to credit bureaus. MAA’s on-site leasing offices remained open on a virtual basis, operating with full staff to serve residents and prospective new customers. Emergency maintenance work orders responded to and resolved. Associates MAA has encouraged its associates to wear face coverings at work and to practice appropriate social distancing while performing their job responsibilities. MAA has provided associates with enhanced leave and sick time policies, enhanced flextime arrangements and additional COVID-19 paid time off, among other benefits. MAA has made modifications to its health plans to assist all of its associates and their families during this time of crisis. Return to Work Work is currently underway to ensure that MAA is prepared to seamlessly return to normal operations as governmental orders, directives and policies allow. Property offices opened to the public week of May 4, 2020 (social distancing enforced with signage, stanchions and belts, floor stickers and other similar crowd control devices) Corporate/Regional offices reopening on staggered schedules – social distancing enforced Amenities beginning to reopen where permitted by local law with social distancing efforts being implemented

Collections Update (as of May 28, 2020) RENTS RECURRING FEES TOTAL APRIL $000S % OF TOTAL BILLED HISTORICAL AVERAGE1 $000S % OF TOTAL BILLED HISTORICAL AVERAGE1 $000S % OF TOTAL BILLED HISTORICAL AVERAGE1 TOTAL BILLED $123,509 $10,226 $133,735 CASH COLLECTED $122,424 99.1% $9,729 95.1% $132,153 98.8% DEFERRED PAYMENTS OUTSTANDING2 $435 0.4% $342 3.3% $777 0.6% TOTAL CASH AND DEFERRED $122,859 99.5% 99.5% $10,071 98.4% 98.6% $132,930 99.4% 99.4% MAY $000S % OF TOTAL BILLED HISTORICAL AVERAGE3 $000S % OF TOTAL BILLED HISTORICAL AVERAGE3 $000S % OF TOTAL BILLED HISTORICAL AVERAGE3 TOTAL BILLED $123,642 $10,384 $134,026 CASH COLLECTED $118,875 96.1% $9,589 92.3% $128,464 95.9% DEFERRED PAYMENTS OUTSTANDING2 $3,332 2.7% $478 4.6% $3,810 2.8% TOTAL CASH AND DEFERRED $122,207 98.8% 99.2% $10,067 96.9% 97.7% $132,274 98.7% 99.1% 1 Represents average cash collections in 2019 as of the 28th day of the following month 2 Pursuant to a lease amendment signed by residents who were financially impacted by the COVID-19 pandemic. 3 Represents average cash collections in 2019 as of the 28th day of the current month Q2 2020

Same Store Pricing and Occupancy Update (as of May 28, 2020)

Q2 2020

			APR-20	APR-19	MAY-20	MAY-19
EFFECTIVE	GROWTH: NEW LEASE PRICING, LOL	Lease over lease pricing growth for new leases EFFECTIVE during the month[1,2]	-3.3%	2.5%	-4.5%	3.0%
	NUMBER: NEW LEASES	Number of new leases EFFECTIVE during the month	3,138	3,758	4,208	5,087
	GROWTH: RENEWAL PRICING, LOL	Lease over lease pricing growth for renewals EFFECTIVE during the month[2,3]	6.5%	7.2%	6.2%	7.4%
	NUMBER: RENEWALS	Number of renewals EFFECTIVE during the month	3,608	3,600	4,361	4,887
	GROWTH: BLENDED PRICING, LOL	Blended lease over lease pricing growth for new leases and renewals EFFECTIVE during the month[2]	1.9%	4.8%	1.0%	5.1%
SIGNED	GROWTH: NEW LEASE PRICING, LOL	Lease over lease pricing growth for new leases SIGNED during the month[2]	-4.1%	2.9%	-2.7%	3.5%
	NUMBER: NEW LEASES	Number of new leases SIGNED during the month	4,889	5,276	8,688	8,419
	GROWTH: RENEWAL PRICING, LOL	Lease over lease pricing growth for renewals SIGNED during the month[2]	4.5%	7.3%	4.9%	8.3%
	NUMBER: RENEWALS	Number of renewals SIGNED during the month	6,889	5,967	6,639	6,488
	GROWTH: BLENDED PRICING, LOL	Blended lease over lease pricing growth for new leases and renewals SIGNED during the month[2]	0.9%	5.2%	0.6%	5.6%
	EFFECTIVE RENT PER UNIT		$1,289	$1,242		
	AVERAGE PHYSICAL OCCUPANCY		95.4%	95.9%	95.4%	96.0%

[1] Represents new leases that went into effect during the month; lease price is typically set on average 28 days ahead of lease start date
[2] Includes the impact of concessions
[3] Represents renewals that went into effect during the month; lease price is typically set on average 60 days ahead of lease start date

MAA

5

Other Operating Update (as of May 28, 2020)

Q2
2020

Dollars in thousands	APR-20	MAY-20	2019 AVG
SAME STORE TERMINATION FEES COLLECTED	$837	$879	$1,100
SAME STORE LATE FEES COLLECTED[1]	$50	$135	$650
COVID-19 EARLY LEASE TERMINATIONS[2]	232	75	N/A
COVID-19 RELATED COSTS[3]	$785	$1,200	N/A
COMMERCIAL LEASED SPACE RENT COLLECTED AS % OF BILLED[4]	58%	73%	94%
COMMERCIAL LEASED SPACE CURRENT DELINQUENCY, EXCLUDING ABATEMENTS[4]	$72	$75	$120
COVID-19 RELATED COMMERCIAL RENT ABATEMENTS	$549	$393	N/A

PRICING

We expect pricing to remain soft through 2020 with the current unemployment environment suppressing demand in the typically strong summer leasing season and persisting as we move into the typically slower fall/winter leasing season

OPERATING EXPENSES

We expect full year Same Store Portfolio operating expenses in total to be similar to our original 2020 expectations

ACQUISITIONS

The deal pipeline has slowed as buyers and sellers adjust to the current environment; we continue to monitor for potential opportunities that may present themselves later in the year

DISPOSITIONS

We have paused disposition efforts for now and we will continue to monitor the transaction environment (availability of financing, cap rate trends, etc.)

DEVELOPMENT

Our current construction pipeline is proceeding as planned; no new starts in 2020

[1] No late fees were charged for residents impacted by COVID-19 or where prohibited by law
[2] No termination fees where charged for lease terminations related to COVID-19
[3] Non-recurring additional costs resulting from the COVID-19 pandemic, consisting primarily of cleaning supplies, contract labor, and COVID-19 related leave
[4] Average commercial billings for April and May were approximately $1.9 million; commercial revenue represents approximately 1.5% of total company revenue

MAA
6

Market Diversification and Submarket Balance across the High Growth Sunbelt Region Multifamily Market Multifamily Market and Regional Office Multifamily Market and Corporate Headquarters Source: Company and Company 1Q 2020 Earnings Release Supplemental 1 Based on gross asset value at 3/31/2020 for total multifamily portfolio 2 Average effective rent/unit for 1Q 2020 of higher than $1,300 for A to A+ and $1,300 or lower for B to B+ for total multifamily portfolio TOP 20 MARKETS % 1Q 2020 SS NOI Atlanta, GA 13.1% Dallas, TX 9.1% Charlotte, NC 7.0% Austin, TX 6.7% Washington, DC 6.5% Tampa, FL 6.5% Orlando, FL 6.3% Nashville, TN 4.9% Raleigh/Durham 4.5% Houston, TX 4.2% Fort Worth, TX 4.0% Jacksonville, FL 3.3% Phoenix, AZ 3.1% Charleston, SC 2.7% Richmond, VA 2.1% Savannah, GA 2.0% Greenville, SC 1.6% Memphis, TN 1.4% Birmingham, AL 1.3% San Antonio, TX 1.2% Total 91.5%

Current Unemployment Backdrop On a weighted average of NOI by state, state unemployment claims as a percentage of the workforce for MAA’s portfolio was 11.2% versus national average of 12.7% STATE UNEMPLOYMENT CLAIMS FOR MAA’S PORTFOLIO STATE % SAME STORE NOI1 RATE TX 25.2% 10.0% FL 18.1% 6.5% GA 15.1% 17.2% NC 11.5% 11.8% TN 6.9% 10.4% OTHER 23.2% 12.3% Source: Tax Foundation: Data: U.S. Department of Labor; U.S. Bureau of Labor Statistics; Calculations: Tax Foundation Note: Data and map show current unemployment claims by state as of May 23, 2020. Reported April unemployment rates were 14.7% nationally and 12.6% for MAA portfolio (based on state data). 1 For the three months ended March 31, 2020

High Quality Resident Profile + Affordable Rents = Solid Collections Performance and Upside Opportunity PRIMARY EMPLOYMENT SECTORS FOR EXISTING RESIDENTS Professional Services Healthcare Finance/ Banking/ Insurance Retail Education Technology Restaurants/ Food Service Hospitality Real Estate Government Total Portfolio 13% 13% 9% 9% 8% 7% 5% 4% 4% 4% SAME STORE RESIDENT PROFILE IN TOP MARKETS Q1 2020 EFFECTIVE RENT/UNIT AVG RESIDENT INCOME RENT/ INCOME AVG RESIDENT AGE % SINGLE TOP 5 EMPLOYMENT SECTORS 1 2 3 4 5 Atlanta, GA $1,465 $84,111 20.9% 37 80% Dallas, TX $1,308 $77,579 20.2% 37 84% Charlotte, NC $1,244 $71,347 20.9% 38 81% Austin, TX $1,265 $69,558 21.8% 39 78% Washington, DC $1,800 $94,691 22.8% 39 78% MILITARY Tampa, FL $1,485 $81,412 21.9% 41 79% Orlando, FL $1,466 $78,913 22.3% 41 67% Nashville, TN $1,301 $72,177 21.6% 38 79% Raleigh/Durham, NC $1,130 $65,421 20.7% 39 80% Houston, TX $1,220 $73,357 20.0% 38 82%

2019 Test and 2020 Expansion Tests at 15 properties in 2019 were well received Mobile control of lights, thermostat and security as well as leak monitoring provides additional value to residents Additional synergy opportunities in repairs and maintenance and vacant and house electric charges This program was halted in March due to COVID-19 but is expected to start back up in July with installation on turns Expect to install in 20K-24K units by the end of 2020 with most of the revenue benefit in 2021 Smart Home Technology Roll-out In Progress Technology Advances Enhance Operations and Add Value Double Play Bulk Internet Roll-out In Progress High-Speed Internet added to Bulk Cable Program Program initiated in the back half of 2019 adds high-speed internet access at discounted price to residents Opportunity exists for approximately half of the Same Store Portfolio Expect contracts to be in place for all available units by the end of 2020, with NOI opportunity building as leases expire or renew Projected 2020 NOI growth impact of roughly 50bps Other Programs Recently Completed or Currently in Review/Testing Phase New and Improved Single Operating Platform Improvements to Intranet, Digital Content and Training for Employees Enhanced Online Recruiting Tools Utility Monitoring Enhancements SightPlan – Mobile Inspections for Service Technicians Enhanced Company Website and Data Analysis Artificial Intelligence, Chat, CRM, and Prospect Engagement Tools This program was halted in March due to COVID-19 but is expected to start back up in July with installation on turns MAA’s Technology Supports Touch-Free Transactions through our Virtual and Self Touring Options and Online Leasing Process

Unit Interior Upgrades Will Drive Higher Value over Next Two to Three Years

Approximately 25,000 units redeveloped during past 3 years

OPPORTUNITY

Approximately 12,000 units (including legacy PPS portfolio) remaining for redevelopment across same store portfolio with potential to create additional rent growth value.

SCOPE

Redevelopments are performed on turn at select communities (properties remain in Same Store group), minimizing down time and allowing us to continually refine the program for real-time improvements

Standard program includes kitchen and bath upgrades

- Stainless appliances
- Counter top replacement
- Updated cabinetry
- Plumbing and light fixture updates
- Flooring

Reduced from original expectation of 7,000 - 8,000 units

RESULTS

	2017A	2018A	2019A	2020F
Production	8,375	8,155	8,329	4,000-5,000
Average Per Unit Cost	$5,463	$6,138	$5,876	$6,000-$7,000
Average Rent Increase	8.8%	10.5%	9.8%	9%-10%


Before


After

Post Parkside, Orlando, FL

MAA

11

Future Opportunity to Capture Pipeline of Units Yet to be Redeveloped MAA REDEVELOPMENT PIPELINE Currently Identified Redevelopment Opportunity Future Value Opportunity Revenue At 5.0% Cap Rate Net Value Creation $15.6M $312.0M $238.8M Legacy MAA Legacy CLP Legacy PPS Total MAA Units 3,184 2,982 5,508 11,674 Capital $14.4M $13.5M $45.3M $73.2M Incremental Revenue $3.0M $2.8M $9.8M $15.6M Top 10 2020 Markets For Redevelopment Atlanta, GA Dallas, TX Tampa, FL Charlotte, NC Orlando, FL Nashville, TN Washington, DC Phoenix, AZ Raleigh/Durham, NC Charleston, SC 12K units of opportunity <350 Redeveloped Units +350 Redeveloped Units

Repositioning Select Properties to Drive Additional Value Property Repositioning Program Thoughtful Upgrades to Maximize Revenue Program differentiated from kitchen/bath redevelopment – includes upgrade of amenities, exteriors and common areas to keep pace with market demand Candidates evaluated on location, potential for rent growth, competition and incoming supply 8 properties planned for 2020 Approximate 2020 investment of $20M with benefit expected in 2021 (8-9% cash on cash return) CASE STUDY Post Parkside | Orlando Leverage Location and Views of Lake Eola Property located in highly desirable downtown area overlooking Lake Eola; high foot traffic; grocery, restaurants, events within walking distance; demographics and demand favorable to support upgrade Current rooftop unused; existing leasing office small, not ideally located; common amenities and exteriors in need of update and expansion Evaluate repurposing rooftop as resident lounge area Evaluate moving and expanding current leasing center for maximum visibility, accessibility and functionality Evaluate addition of package room and parcel pending solution Evaluate improvements to existing resident amenities including pool area as well as other exterior updates Currently greater than 20% delta between rents of the subject property and its immediate comparable property set Unused Rooftop Potential for Rooftop Lounge Similar to Comps (pictured example: Post Midtown Atlanta rooftop terrace)

Development Program Supports Balanced and Diversified Portfolio Strategy

Current **$490 million** development pipeline includes diversified product and markets

Started Late
3Q 2019



The Robinson, Orlando, FL

Expected Completion
4Q 2020



MAA Frisco Bridges II, Dallas, TX

Expected Completion
2Q 2021



Novel Midtown, Phoenix, AZ

Expected Completion
4Q 2021



Westglenn, Denver, CO

Expected Completion
4Q 2021


Lake

Jefferson Sand Lake, Orlando, FL

MAA

14

Development Pipeline and Lease-ups Poised To Deliver Value

- Established history and success of disciplined capital deployment will govern growth through new development
- Design and investment managed from an owner/operator perspective; long-term margins optimized
- Spread between forecasted cost basis and current cap rates supports value accretion of approximately $137M from the current pipeline[1]

6.2%
AVERAGE EXPECTED STABILIZED NOI YIELD

$30M - $31M
TOTAL EXPECTED STABILIZED INCREMENTAL NOI

ACTIVE DEVELOPMENTS AT 3/31/2020

PROPERTY	MSA	TOTAL UNITS	TOTAL EXP COST (IN MILLIONS)	EXPECTED INITIAL OCCUPANCY	EXPECTED STABILIZATION[2]
Copper Ridge II	Fort Worth, TX	168	$ 30.0	1Q 2020	2Q 2021
MAA Frisco Bridges II	Dallas, TX	348	$ 69.0	2Q 2020	1Q 2022
Novel Midtown[3]	Phoenix, AZ	345	$ 82.0	1Q 2021	4Q 2022
Westglenn	Denver, CO	306	$ 84.5	2Q 2021	4Q 2022
The Robinson	Orlando, FL	369	$ 99.0	2Q 2021	1Q 2023
Long Point	Houston, TX	308	$ 57.0	3Q 2021	1Q 2023
Jefferson Sand Lake[4]	Orlando, FL	264	$ 68.0	2Q 2021	1Q 2023
TOTAL ACTIVE DEVELOPMENTS		2,108	$ 489.5		

5.6%
AVERAGE BLENDED STABILIZED NOI YIELD

$5.0M - $6.0M
TOTAL EXPECTED STABILIZED INCREMENTAL NOI

ACTIVE LEASE-UPS AT 3/31/2020

PROPERTY	MSA	TOTAL UNITS	TOTAL COST (IN MILLIONS)	PHYSICAL OCCUPANCY	EXPECTED STABILIZATION[2]
Sync 36 II	Denver, CO	79	$ 21.9	94.9%	2Q 2020
The Greene	Greenville, SC	271	$ 72.1	79.0%	4Q 2020
TOTAL ACTIVE LEASE-UPS		350	$ 94.0	82.6%	

Source: Company 1Q 2020 Earnings Release Supplemental
[1] Based on 5.0% Cap Rate; includes 1Q 2020 development and lease-up pipeline
[2] Communities are considered stabilized after achieving 90% occupancy for 90 days
[3] MAA owns 80% of the joint venture that owns this property
[4] MAA owns 95% of the joint venture that owns this property

MAA

15

Strong Balance Sheet and Manageable Debt Maturity Profile

CREDIT METRICS AT 3/31/2020

	MAA	SECTOR AVG[4]
Total debt / adjusted total assets[1]	31.5%	33.4%
Total secured debt / adjusted total assets[1]	4.4%	5.0%
Unencumbered NOI / total NOI	90.6%	90.9%
Net Debt / Adjusted EBITDAre[2]	4.71x[3]	5.11x
Consolidated income available for debt service to total annual debt service charge[1,2]	5.20x	5.70x
Weighted average maturity of debt (in years)	7.2	8.2

[1] MAA calculations as specifically defined in Mid-America Apartments, L.P.'s debt agreements.
[2] Sector average represents publicly disclosed sector equivalent.
[3] Adjusted EBITDAre in this calculation represents the trailing twelve month period ended March 31, 2020. A reconciliation of the following items and an expanded discussion of their respective components can be found in our 1Q 2020 earnings release: (i) EBITDA, EBITDAre and Adjusted EBITDAre to Net income; and (ii) Net Debt to Unsecured notes payable and Secured notes payable.
[4] Sector constituents include AVB, CPT, EQR, ESS and UDR; data is from 1Q 2020 company filings

DEBT MATURITY PROFILE ($ IN MILLIONS) AT 3/31/2020

Weighted Average Interest Rate	3.8%
Weighted Average Maturity	7.2 years



Debt[1]
Unsecured Revolving Credit Facility
$100
$137
$193
$665
$360
$417
$403
$594
$395
$563
$656
2020
2021
2022
2023
2024
2025
2026
2027
2028
2029
2030+

% MATURING	3%	4%	15%	10%	9%	9%	0%	13%	9%	13%	15%

[1] Debt excluding unsecured revolving credit facility and unsecured commercial paper program.

MAA 16

Strong Culture Serving All Stakeholders Our long-term commitment to sustainability and responsibly managing our relationships is an essential part of how we provide exceptional service and value for our stakeholders. We are dedicated to continuous progress and have established an ESG council of executive and senior department heads focused on tracking and enhancing our environmental, social and governance efforts. CONSERVING RESOURCES Low-flow toilets and WaterSense plumbing fixtures Smart irrigation and water use efficiency audits Landscape innovations minimizing turf and using drought tolerant plant material Utility monitoring systems REDUCING WASTE On-site trash recycling options for residents Trash compaction to reduce pick-ups Online leasing and communication tools Vendor partnerships to recycle carpet and other flooring materials; use of carpets made with recycled content INCREASING ENERGY EFFICIENCY Reduced watt, high performance lighting fixtures in community breezeways and common areas Routine maintenance and audits of HVAC systems and upgrades to efficient equipment Energy Star rated appliances Smart thermostats EMPOWERING ASSOCIATES Competitive compensation and benefits packages, recognition programs, and growth opportunities Ongoing training The latest technology and proven systems Associate engagement including internal communications, reviews and surveys CARING FOR RESIDENTS STAR Service Program and routine resident surveys Online resident portal for ease of transactions, service request submission and communication Property amenities to promote healthy lifestyles REACHING THE COMMUNITY Corporate charity, Open Arms Foundation, provides temporary housing to families who must travel for medical treatment. Over 3,000 families helped to date in over 50 MAA homes. BUILDING CONFIDENCE Corporate Governance Guidelines encompassing board and committee structure, director and executive officer standards and stock ownership requirements Code of conduct and ethical standards applying to all MAA associates and directors Governance practices overseeing policies and standards related to shareholder rights and proxy access Performance-based, equity compensation aligning executive goals with the long-term best interests of our shareholders Transparency and accountability of financial reporting, auditing and internal controls through risk oversight and anonymous submission platform Strong governance ratings from Green Street Advisors and Institutional Shareholder Services Environmental Stewardship Social Responsibility Corporate Governance 2020 Initiatives: GRESB Assessment | First Corporate Sustainability Report

Reconciliation of Non-GAAP Financial Measures Definitions of Non-GAAP Financial Measures and Other Key Terms APPENDIX At March 31, 2020

Reconciliation of Non-GAAP Financial Measures RECONCILIATION OF FFO, CORE FFO, CORE AFFO AND FAD TO NET INCOME AVAILABLE FOR MAA COMMON SHAREHOLDERS Amounts in thousands, except per share and unit data Three months ended March 31, 2020 2019 Net income available for MAA common shareholders $ 35,726 $ 62,738 Depreciation and amortization of real estate assets 124,846 121,210 Loss on sale of depreciable real estate assets 29 13 Depreciation and amortization of real estate assets of real estate joint venture 152 145 Net income attributable to noncontrolling interests 1,304 2,298 Funds from operations attributable to the Company 162,057 186,404 Loss on embedded derivative in preferred shares (1) 27,638 524 Loss (gain) on sale of non-depreciable real estate assets 376 (8,963) Loss from unconsolidated limited partnerships (1) 77 145 Net casualty loss (gain) and other settlement proceeds (1) 847 (1,544) (Gain) loss on debt extinguishment (1) (1) 8 Non-routine legal costs and settlements (1) 40 816 COVID-19 related costs (1) 196 — Mark-to-market debt adjustment (2) (34) (85) Core funds from operations 191,196 177,305 Recurring capital expenditures (14,574) (12,560) Core adjusted funds from operations 176,622 164,745 Redevelopment capital expenditures (13,948) (12,445) Revenue enhancing capital expenditures (7,928) (8,039) Commercial capital expenditures (395) (1,419) Other capital expenditures (5,590) (3,977) Funds available for distribution $ 148,761 $ 138,865 Dividends and distributions paid $ 118,337 $ 113,271 Weighted average common shares - diluted 114,494 113,933 FFO weighted average common shares and units - diluted 118,344 118,018 Earnings per common share - diluted: Net income available for common shareholders $ 0.31 $ 0.55 Funds from operations per Share - diluted $ 1.37 $ 1.58 Core funds from operations per Share - diluted $ 1.62 $ 1.50 Core adjusted funds from operations per Share - diluted $ 1.49 $ 1.40 Included in Other non-operating expense (income) in the Consolidated Statements of Operations. Included in Interest expense in the Consolidated Statements of Operations.

Reconciliation of Non-GAAP Financial Measures RECONCILIATION OF NET OPERATING INCOME TO NET INCOME AVAILABLE FOR MAA COMMON SHAREHOLDERS Dollars in thousands Three Months Ended March 31, 2020 December 31, 2019 March 31, 2019 Net Operating Income Same Store NOI $ 249,287 $ 250,971 $ 237,838 Non-Same Store NOI 15,639 16,059 13,963 Total NOI 264,926 267,030 251,801 Depreciation and amortization (126,388) (125,426) (122,789) Property management expenses (14,643) (13,816) (13,842) General and administrative expenses (13,264) (10,885) (12,337) Interest expense (43,482) (43,698) (45,700) (Loss) gain on sale of depreciable real estate assets (29) 80,001 (13) (Loss) gain on sale of non-depreciable real estate assets (376) 2,787 8,963 Other non-operating (expense) income (28,532) (495) 119 Income tax expense (667) (882) (641) Income from real estate joint venture 407 444 397 Net income attributable to noncontrolling interests (1,304) (5,471) (2,298) Dividends to MAA Series I preferred shareholders (922) (922) (922) Net income available for MAA common shareholders $ 35,726 $ 148,667 $ 62,738

Reconciliation of Non-GAAP Financial Measures RECONCILIATION OF EBITDA, EBITDAre AND ADJUSTED EBITDAre TO NET INCOME Dollars in thousands Three Months Ended Twelve Months Ended March 31, 2020 March 31, 2019 March 31, 2020 December 31, 2019 Net income $ 37,952 $ 65,958 $ 338,613 $ 366,618 Depreciation and amortization 126,388 122,789 500,443 496,843 Interest expense 43,482 45,700 177,628 179,847 Income tax expense 667 641 3,721 3,696 EBITDA 208,489 235,088 1,020,405 1,047,004 Loss (gain) on sale of depreciable real estate assets 29 13 (80,971) (80,988) Adjustments to reflect the Company's share of EBITDAre of unconsolidated affiliates 336 338 1,349 1,351 EBITDAre 208,854 235,439 940,783 967,367 Loss (gain) on embedded derivative in preferred shares (1) 27,638 524 9,228 (17,886) Loss (gain) on sale of non-depreciable real estate assets 376 (8,963) (2,708) (12,047) Loss (gain) from unconsolidated limited partnerships (1) 77 145 (3,022) (2,954) Net casualty loss (gain) and other settlement proceeds (1) 847 (1,544) (999) (3,390) (Gain) loss on debt extinguishment (1) (1) 8 244 253 Non-routine legal costs and settlements (1) 40 816 1,500 2,276 COVID-19 related costs (1) 196 — 196 — Mark-to-market debt adjustment (2) (34) (85) (205) (256) Adjusted EBITDAre $ 237,993 $ 226,340 $ 945,017 $ 933,363 Included in Other non-operating expense (income) in the Consolidated Statements of Operations. Included in Interest expense in the Consolidated Statements of Operations.

Reconciliation of Non-GAAP Financial Measures RECONCILIATION OF NET DEBT TO UNSECURED NOTES PAYABLE AND SECURED NOTES PAYABLE RECONCILIATION OF GROSS ASSETS TO TOTAL ASSETS RECONCILIATION OF GROSS REAL ESTATE ASSETS TO REAL ESTATE ASSETS, NET Dollars in thousands March 31, 2020 December 31, 2019 Unsecured notes payable $ 3,859,040 $ 3,828,201 Secured notes payable 624,653 626,397 Total debt 4,483,693 4,454,598 Cash and cash equivalents (34,508) (20,476) 1031(b) exchange proceeds included in Restricted cash (1) — (33,843) Net Debt $ 4,449,185 $ 4,400,279 Included in Restricted cash on the Condensed Consolidated Balance Sheets. Dollars in thousands March 31, 2020 December 31, 2019 Total assets $ 11,155,977 $ 11,230,450 Accumulated depreciation 3,080,449 2,955,253 Gross Assets $ 14,236,426 $ 14,185,703 Dollars in thousands March 31, 2020 December 31, 2019 Real estate assets, net $ 10,965,184 $ 10,987,128 Accumulated depreciation 3,080,449 2,955,253 Cash and cash equivalents 34,508 20,476 1031(b) exchange proceeds included in Restricted cash (1) — 33,843 Gross Real Estate Assets $ 14,080,141 $ 13,996,700 Included in Restricted cash on the Condensed Consolidated Balance Sheets.

Definitions of Non-GAAP Financial Measures Adjusted EBITDAre For purposes of calculations in this release, Adjusted Earnings Before Interest, Income Taxes, Depreciation and Amortization for real estate, or Adjusted EBITDAre, represents EBITDAre further adjusted for items that are not considered part of MAA’s core operations such as adjustments related to the fair value of the embedded derivative in the MAA Series I preferred shares, loss or gain on sale of non-depreciable assets, adjustments for gains or losses from unconsolidated limited partnerships, net casualty gain or loss, loss or gain on debt extinguishment, non-routine legal costs and settlements, COVID-19 related costs and mark-to-market debt adjustments. As an owner and operator of real estate, MAA considers Adjusted EBITDAre to be an important measure of performance from core operations because Adjusted EBITDAre does not include various income and expense items that are not indicative of operating performance. MAA's computation of Adjusted EBITDAre may differ from the methodology utilized by other companies to calculate Adjusted EBITDAre. Adjusted EBITDAre should not be considered as an alternative to Net income as an indicator of operating performance. Core Adjusted Funds from Operations (Core AFFO) Core AFFO is composed of Core FFO less recurring capital expenditures. Core AFFO should not be considered as an alternative to Net income available for MAA common shareholders as an indicator of operating performance. As an owner and operator of real estate, MAA considers Core AFFO to be an important measure of performance from operations because Core AFFO measures the ability to control revenues, expenses and recurring capital expenditures. Core Funds from Operations (Core FFO) Core FFO represents FFO as adjusted for items that are not considered part of MAA’s core business operations such as adjustments related to the fair value of the embedded derivative in the MAA Series I preferred shares, loss or gain on sale of non-depreciable assets, adjustments for gains or losses from unconsolidated limited partnerships, net casualty gain or loss, loss or gain on debt extinguishment, non-routine legal costs and settlements, COVID-19 related costs and mark-to-market debt adjustments. While MAA's definition of Core FFO may be similar to others in the industry, MAA's methodology for calculating Core FFO may differ from that utilized by other REITs and, accordingly, may not be comparable to such other REITs. Core FFO should not be considered as an alternative to Net income available for MAA common shareholders as an indicator of operating performance. MAA believes that Core FFO is helpful in understanding its core operating performance between periods in that it removes certain items that by their nature are not comparable over periods and therefore tend to obscure actual operating performance. EBITDA For purposes of calculations in this release, Earnings Before Interest, Income Taxes, Depreciation and Amortization, or EBITDA, is composed of net income plus depreciation and amortization, interest expense, and income taxes. As an owner and operator of real estate, MAA considers EBITDA to be an important measure of performance from core operations because EBITDA does not include various expense items that are not indicative of operating performance. EBITDA should not be considered as an alternative to Net income as an indicator of operating performance. EBITDAre For purposes of calculations in this release, Earnings Before Interest, Income Taxes, Depreciation and Amortization for real estate, or EBITDAre, is composed of EBITDA, as defined above, excluding the gain or loss on sale of depreciable asset sales and plus adjustments to reflect MAA's share of EBITDAre of unconsolidated affiliates. As an owner and operator of real estate, MAA considers EBITDAre to be an important measure of performance from core operations because EBITDAre does not include various expense items that are not indicative of operating performance. While MAA's definition of EBITDAre is in accordance with NAREIT's definition, it may differ from the methodology utilized by other companies to calculate EBITDAre. EBITDAre should not be considered as an alternative to Net income as an indicator of operating performance. Funds Available for Distribution (FAD) FAD is composed of Core FFO less total capital expenditures, excluding development spending and property acquisitions. FAD should not be considered as an alternative to Net income available for MAA common shareholders as an indicator of operating performance. As an owner and operator of real estate, MAA considers FAD to be an important measure of performance from core operations because FAD measures the ability to control revenues, expenses and total capital expenditures.

Definitions of Non-GAAP Financial Measures Funds From Operations (FFO) FFO represents net income available for MAA common shareholders (calculated in accordance with GAAP) excluding gains or losses on disposition of operating properties and asset impairment, plus depreciation and amortization of real estate assets, net income attributable to noncontrolling interests, and adjustments for joint ventures. Because noncontrolling interest is added back, FFO, when used in this document, represents FFO attributable to the Company. While MAA's definition of FFO is in accordance with NAREIT's definition, it may differ from the methodology for calculating FFO utilized by other companies and, accordingly, may not be comparable to such other companies. FFO should not be considered as an alternative to Net income available for MAA common shareholders as an indicator of operating performance. MAA believes that FFO is helpful in understanding operating performance in that FFO excludes depreciation and amortization of real estate assets. MAA believes that GAAP historical cost depreciation of real estate assets is generally not correlated with changes in the value of those assets, whose value does not diminish predictably over time, as historical cost depreciation implies. Gross Assets Gross Assets represents Total assets plus Accumulated depreciation. MAA believes that Gross Assets can be used as a helpful tool in evaluating its balance sheet positions. MAA believes that GAAP historical cost depreciation of real estate assets is generally not correlated with changes in the value of those assets, whose value does not diminish predictably over time, as historical cost depreciation implies. Gross Real Estate Assets Gross Real Estate Assets represents Real estate assets, net plus Accumulated depreciation and Cash and cash equivalents. MAA believes that Gross Real Estate Assets can be used as a helpful tool in evaluating its balance sheet positions. MAA believes that GAAP historical cost depreciation of real estate assets is generally not correlated with changes in the value of those assets, whose value does not diminish predictably over time, as historical cost depreciation implies. Net Debt Net Debt represents Unsecured notes payable and Secured notes payable less Cash and cash equivalents. MAA believes Net Debt is a helpful tool in evaluating its debt position. Net Operating Income (NOI) Net Operating Income represents Rental and other property revenues less Total property operating expenses, excluding depreciation, for all properties held during the period, regardless of their status as held for sale. NOI should not be considered as an alternative to Net income available for MAA common shareholders. MAA believes NOI by market is a helpful tool in evaluating the operating performance within MAA's markets because it measures the core operations of property performance by excluding corporate level expenses and other items not related to property operating performance. Same Store NOI Same Store NOI represents Rental and other property revenues less Total property operating expenses, excluding depreciation, for all properties classified within the Same Store Portfolio during the period. Same Store NOI should not be considered as an alternative to Net income available for MAA common shareholders. MAA believes Same Store NOI is a helpful tool in evaluating the operating performance within MAA's markets because it measures the core operations of property performance by excluding corporate level expenses and other items not related to property operating performance.

Definitions of Other Key Terms Average Effective Rent per Unit Average Effective Rent per Unit represents the average of gross rent amounts after the effect of leasing concessions for occupied units plus prevalent market rates asked for unoccupied units, divided by the total number of units. Leasing concessions represent discounts to the current market rate. MAA believes average effective rent is a helpful measurement in evaluating average pricing. It does not represent actual rental revenue collected per unit. Average Physical Occupancy Average Physical Occupancy represents the average of the daily physical occupancy for the respective period. Development Communities Communities remain identified as development until certificates of occupancy are obtained for all units under development. Once all units are delivered and available for occupancy, the community moves into the Lease-up Communities portfolio. Lease-up Communities New acquisitions acquired during lease-up and newly developed communities remain in the Lease-up Communities portfolio until stabilized. Communities are considered stabilized after achieving at least 90% occupancy for 90 days. Non-Same Store Portfolio Non-Same Store Portfolio includes recent acquisitions, communities that have been identified for disposition, communities that have undergone a significant casualty loss, and stabilized communities that do not meet the requirements defined by the Same Store Portfolio. Same Store Portfolio MAA reviews its Same Store Portfolio at the beginning of each calendar year, or as significant transactions warrant. Communities are generally added into the Same Store Portfolio if they were owned and stabilized at the beginning of the previous year. Communities are considered stabilized after achieving at least 90% occupancy for 90 days. Communities that have been approved by MAA's Board of Directors for disposition are excluded from the Same Store Portfolio. Communities that have undergone a significant casualty loss are also excluded from the Same Store Portfolio. Unencumbered NOI Unencumbered NOI represents NOI generated by unencumbered assets (as defined in MAALP's bond covenants).